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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A

                                 AMENDMENT NO. 1
                                       TO
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 12, 2000



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                             PAINE WEBBER GROUP INC.

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             (Exact name of registrant as specified in its charter)


           Delaware                    1-7367                  13-2760086
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
        incorporation)                                      Identification No.)


                 1285 Avenue of the Americas, New York, New York 10019
                  (Address of principal executive offices) (Zip Code)

                                     (212) 713-2000
                  (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


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          The Form 8-K of Paine Webber Group Inc. dated August 30, 2000, is hereby amended and restated in its entirety as follows, and the document inadvertently filed as Exhibit 99.1 to such Form 8-K is hereby deleted.

Item 5.   Other Events.
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          On July 12, 2000, Paine Webber Group Inc., UBS AG and Neptune
Merger Subsidiary, Inc., a wholly owned subsidiary of UBS AG, entered into an Agreement and Plan of Merger (the "Merger Agreement").

          A copy of the Merger Agreement attached to the Form 8-K of Paine Webber Group Inc. dated July 17, 2000, as Exhibit 99.1 is incorporated herein by reference.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                        PAINE WEBBER GROUP INC.


                                          By  /s/   F. Daniel Corkery
                                              --------------------------------
                                              Name:  F. Daniel Corkery
                                              Title: Vice President

Date: September 14, 2000